UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2019

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value	AFIN	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	AFINP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 4, 2019, American Finance Trust, Inc. (the “Company”) and American Finance Operating Partnership, L.P. (the “Operating Partnership”), the Company’s operating partnership, entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp., as representative of the underwriters listed on Schedule I thereto (collectively, the “Underwriters”) pursuant to which the Company agreed to issue and sell 3,000,000 shares of the Company’s 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), in an underwritten public offering at a gross offering price of $25.25 per share inclusive of accrued dividends (the “Preferred Stock Offering”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day overallotment option to purchase up to an additional 450,000 shares of Series A Preferred Stock. On September 6, 2019, the Underwriters exercised this option in full. The Preferred Stock Offering is a reopening of the Company’s previous issuances of Series A Preferred Stock. The additional shares of Series A Preferred Stock sold in the Preferred Stock Offering will be consolidated, form a single series, and be fully fungible with all outstanding Series A Preferred Stock.

The issuance and sale of the shares is expected to close on or about September 9, 2019, subject to satisfaction of customary closing conditions. The Company’s total net proceeds from the Preferred Stock Offering, after deducting the underwriting discount but not other estimated offering expenses payable by the Company, are expected to be approximately $84.4 million.

The Company intends to contribute these net proceeds to the Operating Partnership in exchange for 7.50% Series A Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”), which have economic interests that are substantially similar to the designations, preferences and other rights of Series A Preferred Stock. The Company, acting through the Operating Partnership, intends to use the net proceeds from this contribution for general corporate purposes, which may include purchases of additional properties.

The Preferred Stock Offering is being conducted pursuant to the Company’s prospectus supplement dated September 4, 2019 (the “Prospectus Supplement”), which supplements the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) as part of the Company’s Registration Statement on Form S-3 (File No. 333-226252), filed with the SEC on July 20, 2018.

An affiliate of BMO Capital Markets Corp. is administrative agent and a lender under the Company’s credit facility. Certain of the Underwriters (including BMO Capital Markets Corp.) or their affiliates are agents under the Company’s “at-the-market” equity offering programs for Series A Preferred Stock and Class A common stock.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated by reference into this Item 1.01. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is hereby incorporated by reference into this Item 1.01.

A copy of the opinion of Venable LLP relating to Preferred Stock Offering is attached to this Current Report on Form 8-K as Exhibit 5.1.

Amendment to the Operating Partnership Agreement

On September 6, 2019, in connection with the Preferred Stock Offering, the Company, in its capacity as the general partner of the Operating Partnership, entered into a Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Fourth Amendment”), increasing the number of authorized Series A Preferred Units.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Fourth Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

Item 3.03.	Material Modifications to Rights of Security Holders.

Series A Preferred Stock

On September 6, 2019, in connection with the Preferred Stock Offering, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of the State of Maryland, which became effective upon acceptance for record. The Articles Supplementary classified an additional 3,416,000 shares of the Company’s authorized shares of preferred stock, $0.01 par value per share, as Series A Preferred Stock.

The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Articles Supplementary, which is filed herewith as Exhibit 3.1 and incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

Press Releases

On September 4, 2019, the Company issued a press release (the “Launch Press Release”) announcing the launch of the Preferred Stock Offering.

On September 5, 2019, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of the Preferred Stock Offering.

Copies of the Launch Press Release and Pricing Press Release are attached as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference into this Item 7.01. Such press releases shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed on March 7, 2019, the Company’s most recent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, filed on May 8, 2019 and August 8, 2019, respectively, and all other filings with the SEC after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 4, 2019, by and among American Finance Trust, Inc., American Finance Operating Partnership, L.P. and the underwriters listed on Schedule I attached thereto, for whom BMO Capital Markets Corp. acted as representative.
3.1	Articles Supplementary classifying additional shares of 7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share.
5.1	Opinion of Venable LLP.
10.1	Fourth Amendment, dated September 6, 2019, to the Second Amended and Restated Agreement of Limited Partnership of American Finance Operating Partnership, L.P., dated July 19, 2018.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
99.1	Press Release (Launch), dated September 4, 2019.
99.2	Press Release (Pricing), dated September 5, 2019.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN FINANCE TRUST, INC.

Date: September 6, 2019	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President

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